UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s telephone number, including area code)

Copy to:

Peter Schwartz, Esq.

David Graham & Stubbs LLP

1550 17th Street, Suite 500,

Denver, CO 80202

Date of fiscal year end: September 30

Date of reporting period: December 31, 2017

Item 1. Schedule of Investments.

BEACON ACCELERATED RETURN STRATEGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (UNAUDITED)

PURCHASED OPTION CONTRACTS (105.03%)	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
Call Option Contracts (105.03%)
S&P 500® Mini Index:
	Jefferies	01/12/2018	$0.01	430	$11,496,480	$11,527,247
	Jefferies	01/12/2018	255.15	240	6,416,640	324,570
	Jefferies	01/12/2018	255.60	190	5,079,840	248,297
	Jefferies	02/14/2018	0.01	430	11,496,480	11,510,056
	Jefferies	02/14/2018	255.15	240	6,416,640	333,530
	Jefferies	02/14/2018	255.60	190	5,079,840	256,104
	Jefferies	03/14/2018	0.01	430	11,496,480	11,498,988
	Jefferies	03/14/2018	255.15	240	6,416,640	353,645
	Jefferies	03/14/2018	255.60	190	5,079,840	272,344
	Jefferies	04/13/2018	0.01	430	11,496,480	11,491,137
	Jefferies	04/13/2018	255.15	240	6,416,640	383,555
	Jefferies	04/13/2018	255.60	190	5,079,840	296,278
	Jefferies	05/14/2018	0.01	430	11,496,480	11,476,243
	Jefferies	05/14/2018	255.15	240	6,416,640	406,532
	Jefferies	05/14/2018	255.60	190	5,079,840	314,670
	Jefferies	06/14/2018	0.01	430	11,496,480	11,460,095
	Jefferies	06/14/2018	255.15	240	6,416,640	417,021
	Jefferies	06/14/2018	255.60	190	5,079,840	323,067
	Jefferies	07/13/2018	0.01	430	11,496,480	11,450,107
	Jefferies	07/13/2018	255.15	240	6,416,640	454,118
	Jefferies	07/13/2018	255.60	190	5,079,840	352,666
	Jefferies	08/14/2018	0.01	430	11,496,480	11,434,035
	Jefferies	08/14/2018	255.15	240	6,416,640	480,472
	Jefferies	08/14/2018	255.60	190	5,079,840	373,715
	Jefferies	09/14/2018	0.01	430	11,496,480	11,419,077
	Jefferies	09/14/2018	255.15	240	6,416,640	504,395
	Jefferies	09/14/2018	255.60	190	5,079,840	392,790
	Jefferies	10/12/2018	0.01	430	11,496,480	11,408,623
	Jefferies	10/12/2018	255.15	240	6,416,640	524,844
	Jefferies	10/12/2018	255.60	190	5,079,840	409,044
	Jefferies	11/14/2018	0.01	450	12,031,200	11,923,698
	Jefferies	11/14/2018	257.00	450	12,031,200	962,612
	Jefferies	12/14/2018	0.01	420	11,229,120	11,114,585
	Jefferies	12/14/2018	267.30	420	11,229,120	633,827
TOTAL PURCHASED OPTION CONTRACTS
(Cost $135,731,359)					276,450,240	146,731,987

	7 - Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.19%)
Money Market Funds (1.19%)
BlackRock Liquidity Funds, T-Fund Portfolio	0.66143%	472,903	$472,903
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	1.17510%	1,195,076	1,195,076
			1,667,979

TOTAL SHORT TERM INVESTMENTS
(Cost $1,667,979)			1,667,979
TOTAL INVESTMENTS (106.22%)
(Cost $137,399,338)			$148,399,966

Liabilities in Excess of Other Assets (-6.22%)			(8,690,739)

NET ASSETS (100.00%)			$139,709,227

WRITTEN OPTION CONTRACTS - (6.09%)	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (6.09%)
S&P 500® Mini Index:
	Jefferies	01/12/2018	$260.53	380	$53,459	$10,159,680	$302,079
	Jefferies	01/12/2018	260.87	480	78,090	12,833,280	365,378
	Jefferies	02/14/2018	262.07	380	69,799	10,159,680	291,762
	Jefferies	02/14/2018	262.29	480	95,370	12,833,280	359,542
	Jefferies	03/14/2018	263.63	380	80,819	10,159,680	288,007
	Jefferies	03/14/2018	263.85	480	108,330	12,833,280	355,615
	Jefferies	04/13/2018	264.98	380	91,079	10,159,680	304,394
	Jefferies	04/13/2018	265.13	480	119,850	12,833,280	379,200
	Jefferies	05/14/2018	266.31	380	100,959	10,159,680	313,528
	Jefferies	05/14/2018	266.45	480	131,850	12,833,280	391,366
	Jefferies	06/14/2018	267.79	380	111,979	10,159,680	304,523
	Jefferies	06/14/2018	267.96	480	143,850	12,833,280	379,638
	Jefferies	07/13/2018	269.10	380	121,099	10,159,680	331,749
	Jefferies	07/13/2018	269.21	480	154,410	12,833,280	415,736
	Jefferies	08/14/2018	270.50	380	128,699	10,159,680	349,550
	Jefferies	08/14/2018	270.59	480	162,570	12,833,280	438,938
	Jefferies	09/14/2018	271.91	380	134,779	10,159,680	361,456
	Jefferies	09/14/2018	271.99	480	169,771	12,833,280	454,342
	Jefferies	10/12/2018	272.98	480	169,770	12,833,280	471,777
	Jefferies	10/12/2018	273.13	380	140,099	10,159,680	370,251
	Jefferies	11/14/2018	275.80	900	406,764	24,062,400	832,484
	Jefferies	12/14/2018	286.10	840	369,556	22,458,240	450,485

TOTAL WRITTEN OPTION CONTRACTS					$3,142,951	$276,450,240	$8,511,800

BEACON PLANNED RETURN STRATEGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (UNAUDITED)

PURCHASED OPTION CONTRACTS (112.72%)	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
Call Option Contracts (109.86%)
S&P 500® Mini Index:
	Jefferies	02/14/2018	$33.05	410	$10,961,760	$9,622,554
	Jefferies	02/14/2018	33.35	820	21,923,520	19,220,553
	Jefferies	02/14/2018	254.60	410	10,961,760	590,757
	Jefferies	02/14/2018	255.63	820	21,923,520	1,103,011
	Jefferies	03/14/2018	33.35	820	21,923,520	19,202,468
	Jefferies	03/14/2018	255.63	820	21,923,520	1,173,189
	Jefferies	04/13/2018	33.05	410	10,961,760	9,607,698
	Jefferies	04/13/2018	33.35	820	21,923,520	19,190,900
	Jefferies	04/13/2018	254.60	410	10,961,760	674,760
	Jefferies	04/13/2018	255.63	820	21,923,520	1,276,557
	Jefferies	05/14/2018	33.05	410	10,961,760	9,595,322
	Jefferies	05/14/2018	33.35	820	21,923,520	19,166,179
	Jefferies	05/14/2018	254.60	410	10,961,760	713,483
	Jefferies	05/14/2018	255.63	820	21,923,520	1,355,991
	Jefferies	06/14/2018	33.05	410	10,961,760	9,581,793
	Jefferies	06/14/2018	33.35	820	21,923,520	19,139,157
	Jefferies	06/14/2018	254.60	410	10,961,760	731,162
	Jefferies	06/14/2018	255.63	820	21,923,520	1,392,259
	Jefferies	07/13/2018	33.05	410	10,961,760	9,574,077
	Jefferies	07/13/2018	33.35	820	21,923,520	19,123,756
	Jefferies	07/13/2018	254.60	410	10,961,760	793,933
	Jefferies	07/13/2018	255.63	820	21,923,520	1,520,069
	Jefferies	08/14/2018	33.05	410	10,961,760	9,560,789
	Jefferies	08/14/2018	33.35	820	21,923,520	19,097,217
	Jefferies	08/14/2018	254.60	410	10,961,760	838,460
	Jefferies	08/14/2018	255.63	820	21,923,520	1,610,965
	Jefferies	09/14/2018	33.05	410	10,961,760	9,548,554
	Jefferies	09/14/2018	33.35	820	21,923,520	19,072,784
	Jefferies	09/14/2018	254.60	410	10,961,760	878,966
	Jefferies	09/14/2018	255.63	820	21,923,520	1,693,325
	Jefferies	10/12/2018	33.05	410	10,961,760	9,540,457
	Jefferies	10/12/2018	33.35	820	21,923,520	19,056,624
	Jefferies	10/12/2018	254.60	410	10,961,760	913,719
	Jefferies	10/12/2018	255.63	820	21,923,520	1,763,492
	Jefferies	11/14/2018	33.05	410	10,961,760	9,528,521
	Jefferies	11/14/2018	33.35	820	21,923,520	19,032,794
	Jefferies	11/14/2018	254.60	410	10,961,760	950,388
	Jefferies	11/14/2018	255.63	820	21,923,520	1,837,397
	Jefferies	12/14/2018	33.05	410	10,961,760	9,516,743
	Jefferies	12/14/2018	33.35	820	21,923,520	19,009,275
	Jefferies	12/14/2018	254.60	410	10,961,760	981,587
	Jefferies	12/14/2018	255.63	820	21,923,520	1,900,222
	Jefferies	01/14/2019	33.05	410	10,961,760	9,509,322
	Jefferies	01/14/2019	33.35	820	21,923,520	18,994,473
	Jefferies	01/14/2019	254.60	410	10,961,760	1,023,432
	Jefferies	01/14/2019	255.63	820	21,923,520	1,984,823
	Jefferies	02/14/2019	33.60	950	25,399,200	21,953,823

PURCHASED OPTION CONTRACTS (112.72%)	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
Call Option Contracts (Continued)
S&P 500® Mini Index:
	Jefferies	02/14/2019	$257.80	950	$25,399,200	$2,244,232
					818,121,600	386,392,012
Put Option Contracts (2.86%)
S&P 500® Mini Index:
	Jefferies	02/14/2018	254.60	410	10,961,760	35,061
	Jefferies	02/14/2018	255.63	820	21,923,520	75,924
	Jefferies	03/14/2018	255.63	820	21,923,520	144,049
	Jefferies	04/13/2018	255.63	820	21,923,520	236,285
	Jefferies	04/16/2018	254.60	410	10,961,760	112,571
	Jefferies	05/14/2018	254.60	410	10,961,760	151,437
	Jefferies	05/14/2018	255.63	820	21,923,520	315,893
	Jefferies	06/14/2018	254.60	410	10,961,760	170,116
	Jefferies	06/14/2018	255.63	820	21,923,520	354,043
	Jefferies	07/13/2018	254.60	410	10,961,760	228,486
	Jefferies	07/13/2018	255.63	820	21,923,520	472,939
	Jefferies	08/14/2018	254.60	410	10,961,760	272,648
	Jefferies	08/14/2018	255.63	820	21,923,520	562,978
	Jefferies	09/14/2018	254.60	410	10,961,760	311,792
	Jefferies	09/14/2018	255.63	820	21,923,520	642,487
	Jefferies	10/12/2018	254.60	410	10,961,760	342,096
	Jefferies	10/12/2018	255.63	820	21,923,520	703,639
	Jefferies	11/14/2018	254.60	410	10,961,760	375,680
	Jefferies	11/14/2018	255.63	820	21,923,520	771,234
	Jefferies	12/14/2018	254.60	410	10,961,760	404,687
	Jefferies	12/14/2018	255.63	820	21,923,520	829,544
	Jefferies	01/14/2019	254.60	410	10,961,760	439,379
	Jefferies	01/14/2019	255.63	820	21,923,520	899,705
	Jefferies	02/14/2019	257.80	950	25,399,200	1,184,488
					409,060,800	10,037,161
TOTAL PURCHASED OPTION CONTRACTS
(Cost $368,845,577)					1,227,182,400	396,429,173

				7 - Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.13%)
Money Market Funds (1.13%)
BlackRock Liquidity Funds, T-Fund Portfolio				0.66143%	699,026	699,026
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class				1.17510%	3,266,496	3,266,496
						3,965,522

TOTAL SHORT TERM INVESTMENTS
(Cost $3,965,522)						3,965,522
TOTAL INVESTMENTS (113.85%)
(Cost $372,811,099)						$400,394,695

Value
(Note 2)

Liabilities in Excess of Other Assets (-13.85%)	$(48,695,972)

NET ASSETS (100.00%)	$351,698,723

WRITTEN OPTION CONTRACTS - (13.71%)	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (12.32%)
S&P 500® Mini Index:
	Jefferies	02/14/2018	$256.82	820	$361,371	$21,923,520	$1,012,938
	Jefferies	02/14/2018	257.60	1,640	698,562	43,847,040	1,908,816
	Jefferies	03/14/2018	258.40	1,640	787,122	43,847,040	1,948,892
	Jefferies	04/13/2018	258.42	820	433,531	21,923,520	1,082,514
	Jefferies	04/13/2018	259.25	1,640	898,642	43,847,040	2,052,201
	Jefferies	05/14/2018	259.26	820	471,251	21,923,520	1,112,476
	Jefferies	05/14/2018	260.10	1,640	987,202	43,847,040	2,115,221
	Jefferies	06/14/2018	260.20	820	507,331	21,923,520	1,092,004
	Jefferies	06/14/2018	261.10	1,640	1,038,042	43,847,040	2,069,568
	Jefferies	07/13/2018	261.02	820	539,311	21,923,520	1,177,502
	Jefferies	07/13/2018	262.00	1,640	1,095,442	43,847,040	2,235,181
	Jefferies	08/14/2018	261.93	820	564,731	21,923,520	1,222,731
	Jefferies	08/14/2018	263.00	1,640	1,164,322	43,847,040	2,319,613
	Jefferies	09/14/2018	262.90	820	585,231	21,923,520	1,255,893
	Jefferies	09/14/2018	264.05	1,640	1,205,322	43,847,040	2,381,383
	Jefferies	10/12/2018	263.71	820	604,911	21,923,520	1,285,337
	Jefferies	10/12/2018	264.90	1,640	1,264,362	43,847,040	2,438,622
	Jefferies	11/14/2018	264.43	820	627,871	21,923,520	1,324,617
	Jefferies	11/14/2018	266.00	1,640	1,323,403	43,847,040	2,478,381
	Jefferies	12/14/2018	265.22	820	648,371	21,923,520	1,348,613
	Jefferies	12/14/2018	266.85	1,640	1,357,843	43,847,040	2,522,604
	Jefferies	01/14/2019	265.90	820	668,051	21,923,520	1,404,617
	Jefferies	01/14/2019	267.75	1,640	1,384,083	43,847,040	2,614,941
	Jefferies	02/14/2019	270.40	1,900	1,652,922	50,798,400	2,927,423
					20,869,230	$818,121,600	43,332,088

	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (1.39%)
S&P 500® Mini Index:
	Jefferies	02/14/2018	$229.14	410	$72,030	$10,961,760	$7,426
	Jefferies	02/14/2018	230.07	820	126,236	21,923,520	15,423
	Jefferies	03/14/2018	230.07	820	175,436	21,923,520	34,125
	Jefferies	04/13/2018	229.14	410	118,360	10,961,760	36,033
	Jefferies	04/13/2018	230.07	820	229,556	21,923,520	75,392
	Jefferies	05/14/2018	229.14	410	145,010	10,961,760	57,388
	Jefferies	05/14/2018	230.07	820	284,496	21,923,520	118,921
	Jefferies	06/14/2018	229.14	410	170,020	10,961,760	66,579
	Jefferies	06/14/2018	230.07	820	338,616	21,923,520	137,992
	Jefferies	07/13/2018	229.14	410	196,260	10,961,760	103,029
	Jefferies	07/13/2018	230.07	820	387,816	21,923,520	212,140
	Jefferies	08/14/2018	229.14	410	221,270	10,961,760	128,236
	Jefferies	08/14/2018	230.07	820	440,296	21,923,520	263,642
	Jefferies	09/14/2018	229.14	410	243,820	10,961,760	152,430
	Jefferies	09/14/2018	230.07	820	491,956	21,923,520	312,955
	Jefferies	10/12/2018	229.14	410	263,910	10,961,760	172,279
	Jefferies	10/12/2018	230.07	820	534,596	21,923,520	353,394
	Jefferies	11/14/2018	229.14	410	286,460	10,961,760	195,136
	Jefferies	11/14/2018	230.07	820	583,796	21,923,520	399,922
	Jefferies	12/14/2018	229.14	410	306,550	10,961,760	215,637
	Jefferies	12/14/2018	230.07	820	627,256	21,923,520	441,599
	Jefferies	01/14/2019	229.14	410	323,360	10,961,760	239,401
	Jefferies	01/14/2019	230.07	820	658,416	21,923,520	489,953
	Jefferies	02/14/2019	232.02	950	801,761	25,399,200	657,193
					8,027,283	409,060,800	4,886,225

TOTAL WRITTEN OPTION CONTRACTS					$28,896,513	$1,227,182,400	$48,218,313

Notes to Quarterly Portfolio of Investments

December 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Flexible Exchange Options are valued based on price supplied by an independent third-party pricing service approved by the Board, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Options	$–	$146,731,987	$–	$146,731,987
Short Term Investments	1,667,979	–	–	1,667,979
TOTAL	$1,667,979	$146,731,987	$–	$148,399,966

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	–	(8,511,800)	–	(8,511,800)
TOTAL	$–	$(8,511,800)	$–	$(8,511,800)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Options	$–	$396,429,173	$–	$396,429,173
Short Term Investments	3,965,522	–	–	3,965,522
TOTAL	$3,965,522	$396,429,173	$–	$400,394,695

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	–	(48,218,313)	–	(48,218,313)
TOTAL	$–	$(48,218,313)	$–	$(48,218,313)

The Funds recognize transfers between levels as of the end of the period. For the fiscal year or period ended December 31, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short- term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

CLARKSTON PARTNERS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (71.11%)
Consumer Discretionary (6.89%)
John Wiley & Sons, Inc., Class A	500,000	$32,875,000
Matthews International Corp., Class A	360,000	19,008,000
Total Consumer Discretionary		51,883,000

Consumer Staples (3.44%)
McCormick & Co., Inc.	130,000	13,248,300
Post Holdings, Inc.(a)	160,000	12,676,800
Total Consumer Staples		25,925,100

Financial Services (32.91%)
Broadridge Financial Solutions, Inc.	330,000	29,891,400
Brown & Brown, Inc.	785,000	40,396,100
Legg Mason, Inc.	1,000,000	41,980,000
LPL Financial Holdings, Inc.	730,000	41,712,200
Markel Corp.(a)	12,000	13,669,560
The Western Union Co.	2,200,000	41,822,000
Willis Towers Watson PLC	255,000	38,425,950
Total Financial Services		247,897,210

Materials & Processing (1.89%)
Fastenal Co.	260,000	14,219,400
Total Materials & Processing		14,219,400

Producer Durables (24.18%)
Actuant Corp., Class A	864,610	21,874,633
C.H. Robinson Worldwide, Inc.	330,000	29,399,700
Cintas Corp.	93,000	14,492,190
Graco, Inc.	165,000	7,461,300
Hillenbrand, Inc.	690,000	30,843,000
Landstar System, Inc.	205,000	21,340,500
Stericycle, Inc.(a)	615,000	41,813,850
Waters Corp.(a)	77,000	14,875,630
Total Producer Durables		182,100,803

Technology (1.80%)
IHS Markit Ltd.(a)	300,000	13,545,000
Total Technology		13,545,000

TOTAL COMMON STOCKS
(Cost $399,184,910)		535,570,513

TOTAL INVESTMENTS (71.11%)
(Cost $399,184,910)		$535,570,513

Other Assets In Excess Of Liabilities (28.89%)		217,638,946
NET ASSETS (100.00%)		$753,209,459

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (83.77%)
Consumer Discretionary (4.16%)
Wal-Mart Stores, Inc.	9,300	$918,375
The Walt Disney Co.	3,500	376,285
Total Consumer Discretionary		1,294,660

Consumer Staples (22.42%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	6,900	769,764
Diageo PLC, Sponsored ADR	8,500	1,241,255
Mondelez International, Inc., Class A	15,000	642,000
PepsiCo, Inc.	10,000	1,199,200
The Procter & Gamble Co.	17,500	1,607,900
Sysco Corp.	25,000	1,518,250
Total Consumer Staples		6,978,369

Financial Services (22.79%)
American Express Co.	13,000	1,291,030
Capital One Financial Corp.	10,000	995,800
The Charles Schwab Corp.	18,000	924,660
Markel Corp.(a)	275	313,261
MasterCard, Inc., Class A	3,500	529,760
US Bancorp	11,500	616,170
The Western Union Co.	76,000	1,444,760
Willis Towers Watson PLC	6,500	979,485
Total Financial Services		7,094,926

Health Care (8.69%)
AmerisourceBergen Corp.	4,200	385,644
Johnson & Johnson	10,000	1,397,200
McKesson Corp.	2,300	358,685
Medtronic PLC	7,000	565,250
Total Health Care		2,706,779

Producer Durables (13.56%)
C.H. Robinson Worldwide, Inc.	9,200	819,628
Emerson Electric Co.	12,000	836,280
General Electric Co.	106,000	1,849,700
United Parcel Service, Inc., Class B	6,000	714,900
Total Producer Durables		4,220,508

Technology (12.15%)
Cisco Systems, Inc.	31,000	1,187,300
International Business Machines Corp.	8,000	1,227,360
Microsoft Corp.	16,000	1,368,640
Total Technology		3,783,300

TOTAL COMMON STOCKS
(Cost $22,247,781)		26,078,542

Value
(Note 2)

TOTAL INVESTMENTS (83.77%)
(Cost $22,247,781)	$26,078,542

Other Assets In Excess Of Liabilities (16.23%)	5,053,921
NET ASSETS (100.00%)	$31,132,463

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON SELECT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (79.91%)
Consumer Discretionary (4.00%)
Nielsen Holdings PLC	9,000	$327,600
Wal-Mart Stores, Inc.	3,000	296,250
Total Consumer Discretionary		623,850

Consumer Staples (22.09%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	4,700	524,332
Diageo PLC, Sponsored ADR	3,200	467,296
PepsiCo, Inc.	6,000	719,520
The Procter & Gamble Co.	10,350	950,958
Sysco Corp.	13,000	789,490
Total Consumer Staples		3,451,596

Financial Services (13.52%)
American Express Co.	4,000	397,240
Capital One Financial Corp.	3,800	378,404
T. Rowe Price Group, Inc.	3,000	314,790
US Bancorp	7,000	375,060
The Western Union Co.	34,000	646,340
Total Financial Services		2,111,834

Health Care (5.91%)
Johnson & Johnson	3,500	489,020
Pfizer, Inc.	12,000	434,640
Total Health Care		923,660

Materials & Processing (2.80%)
Fastenal Co.	8,000	437,520
Total Materials & Processing		437,520

Producer Durables (18.87%)
3M Co.	500	117,685
C.H. Robinson Worldwide, Inc.	5,000	445,450
Emerson Electric Co.	5,500	383,295
General Electric Co.	59,000	1,029,550
Paychex, Inc.	8,500	578,680
United Parcel Service, Inc., Class B	3,300	393,195
Total Producer Durables		2,947,855

Technology (12.72%)
Cisco Systems, Inc.	16,000	612,800
International Business Machines Corp.	4,500	690,390
Microsoft Corp.	8,000	684,320
Total Technology		1,987,510

TOTAL COMMON STOCKS
(Cost $11,566,523)		12,483,825

Value
(Note 2)

TOTAL INVESTMENTS (79.91%)
(Cost $11,566,523)	$12,483,825

Other Assets In Excess Of Liabilities (20.09%)	3,139,368
NET ASSETS (100.00%)	$15,623,193

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON FOUNDERS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (66.04%)
Consumer Discretionary (3.11%)
LKQ Corp.(a)	8,000	$325,360
Nielsen Holdings PLC	15,000	546,000
Total Consumer Discretionary		871,360

Consumer Staples (7.77%)
McCormick & Co., Inc.	7,700	784,707
Sysco Corp.	23,000	1,396,790
Total Consumer Staples		2,181,497

Financial Services (29.87%)
Broadridge Financial Solutions, Inc.	14,000	1,268,120
Brown & Brown, Inc.	25,500	1,312,230
The Charles Schwab Corp.	17,000	873,290
FactSet Research Systems, Inc.	1,500	289,140
Legg Mason, Inc.	28,000	1,175,440
Markel Corp.(a)	500	569,565
The Western Union Co.	85,000	1,615,850
Willis Towers Watson PLC	8,500	1,280,865
Total Financial Services		8,384,500

Health Care (4.52%)
AmerisourceBergen Corp.	4,000	367,280
DENTSPLY SIRONA, Inc.	8,500	559,555
McKesson Corp.	2,200	343,090
Total Health Care		1,269,925

Materials & Processing (2.34%)
Fastenal Co.	12,000	656,280
Total Materials & Processing		656,280

Producer Durables (16.50%)
C.H. Robinson Worldwide, Inc.	11,500	1,024,535
Cintas Corp.	3,000	467,490
Paychex, Inc.	11,000	748,880
Roper Technologies, Inc.	1,300	336,700
Stericycle, Inc.(a)	21,700	1,475,383
Waters Corp.(a)	3,000	579,570
Total Producer Durables		4,632,558

Technology (1.93%)
IHS Markit Ltd.(a)	12,000	541,800
Total Technology		541,800

TOTAL COMMON STOCKS
(Cost $16,185,950)		18,537,920

TOTAL INVESTMENTS (66.04%)
(Cost $16,185,950)		$18,537,920

Other Assets In Excess Of Liabilities (33.96%)		9,532,434
NET ASSETS (100.00%)		$28,070,354

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments

December 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to achieve long-term capital appreciation, as well as current income for the Clarkston Select Fund. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$51,883,000	$–	$–	$51,883,000
Consumer Staples	25,925,100	–	–	25,925,100
Financial Services	247,897,210	–	–	247,897,210
Materials & Processing	14,219,400	–	–	14,219,400
Producer Durables	182,100,803	–	–	182,100,803
Technology	13,545,000	–	–	13,545,000
Total	$535,570,513	$–	$–	$535,570,513

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,294,660	$–	$–	$1,294,660
Consumer Staples	6,978,369	–	–	6,978,369
Financial Services	7,094,926	–	–	7,094,926
Health Care	2,706,779	–	–	2,706,779
Producer Durables	4,220,508	–	–	4,220,508
Technology	3,783,300	–	–	3,783,300
Total	$26,078,542	$–	$–	$26,078,542

Clarkston Select Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$623,850	$–	$–	$623,850
Consumer Staples	3,451,596	–	–	3,451,596
Financial Services	2,111,834	–	–	2,111,834
Health Care	923,660	–	–	923,660
Materials & Processing	437,520	–	–	437,520
Producer Durables	2,947,855	–	–	2,947,855
Technology	1,987,510	–	–	1,987,510
Total	$12,483,825	$–	$–	$12,483,825

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$871,360	$–	$–	$871,360
Consumer Staples	2,181,497	–	–	2,181,497
Financial Services	8,384,500	–	–	8,384,500
Health Care	1,269,925	–	–	1,269,925
Materials & Processing	656,280	–	–	656,280
Producer Durables	4,632,558	–	–	4,632,558
Technology	541,800	–	–	541,800
Total	$18,537,920	$–	$–	$18,537,920

The Funds recognize transfers between levels as of the end of the period. For the period ended December 31, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. The Clarkston Select Fund normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

COGNIOS MARKET NEUTRAL LARGE CAP FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (125.59%)
Consumer Discretionary (28.78%)
AutoZone, Inc.(a)(b)	1,452	$1,032,909
Carnival Corp.(b)	15,152	1,005,638
Chipotle Mexican Grill, Inc.(a)(b)	3,107	898,016
Darden Restaurants, Inc.(b)	11,685	1,121,994
Dollar Tree, Inc.(a)(b)	9,625	1,032,859
H&R Block, Inc.(b)	38,772	1,016,602
Hanesbrands, Inc.(b)	48,328	1,010,538
McDonald's Corp.(b)	5,967	1,027,040
Michael Kors Holdings, Ltd.(a)(b)	17,269	1,087,083
NIKE, Inc., Class B(b)	17,012	1,064,101
Nordstrom, Inc.(b)	21,629	1,024,782
Ralph Lauren Corp.(b)	10,393	1,077,650
Starbucks Corp.(b)	17,416	1,000,201
Tapestry, Inc.(b)	24,440	1,080,981
Target Corp.(b)	16,428	1,071,927
TJX Cos., Inc.(b)	13,204	1,009,578
Ulta Beauty, Inc.(a)(b)	4,607	1,030,402
Total Consumer Discretionary		17,592,301

Consumer Staples (33.86%)
Altria Group, Inc.(b)	14,673	1,047,799
Campbell Soup Co.(b)	20,414	982,118
Church & Dwight Co., Inc.(b)	21,391	1,073,186
Clorox Co.(b)	7,212	1,072,713
Coca-Cola Co.(b)	22,110	1,014,407
Conagra Brands, Inc.(b)	27,136	1,022,213
Constellation Brands, Inc., Class A(b)	4,764	1,088,907
Dr Pepper Snapple Group, Inc.(b)	11,040	1,071,542
Estee Lauder Cos., Inc., Class A(b)	8,190	1,042,096
General Mills, Inc.(b)	17,767	1,053,405
Hershey Co.(b)	9,142	1,037,708
Hormel Foods Corp.(b)	27,427	998,069
Kellogg Co.(b)	15,318	1,041,318
Kimberly-Clark Corp.(b)	8,375	1,010,528
McCormick & Co., Inc.(b)	9,785	997,189
PepsiCo, Inc.(b)	8,699	1,043,184
Procter & Gamble Co.(b)	11,166	1,025,932
Sysco Corp.(b)	17,285	1,049,718
Tyson Foods, Inc., Class A(b)	12,179	987,352
Wal-Mart Stores, Inc.(b)	10,553	1,042,109
Total Consumer Staples		20,701,493

Financials (3.35%)
Everest RE Group, Ltd.(b)	4,710	1,042,135
Intercontinental Exchange, Inc.(b)	14,260	1,006,185
Total Financials		2,048,320

Health Care (16.67%)
Biogen, Inc.(a)(b)	3,226	1,027,707
Centene Corp.(a)(b)	10,151	1,024,033
Cigna Corp.(b)	4,961	1,007,529
Cooper Cos., Inc.(b)	4,397	958,018
Edwards Lifesciences Corp.(a)(b)	8,767	988,129
Envision Healthcare Corp.(a)(b)	32,423	1,120,539
HCA Healthcare, Inc.(a)(b)	12,089	1,061,898

		Value
	Shares	(Note 2)
Health Care (continued)
Quest Diagnostics, Inc.(b)	10,080	$992,779
UnitedHealth Group, Inc.(b)	4,544	1,001,770
Varian Medical Systems, Inc.(a)(b)	9,084	1,009,687
Total Health Care		10,192,089

Industrials (16.92%)
Expeditors International of Washington, Inc.(b)	15,630	1,011,105
General Dynamics Corp.(b)	5,045	1,026,405
Lockheed Martin Corp.(b)	3,246	1,042,128
Northrop Grumman Corp.(b)	3,390	1,040,425
Raytheon Co.(b)	5,467	1,026,976
Republic Services, Inc.(b)	15,646	1,057,826
Rockwell Collins, Inc.(b)	7,666	1,039,663
Stericycle, Inc.(a)(b)	15,144	1,029,641
TransDigm Group, Inc.(b)	3,692	1,013,897
Waste Management, Inc.(b)	12,220	1,054,586
Total Industrials		10,342,652

Information Technology (8.70%)
Akamai Technologies, Inc.(a)(b)	18,046	1,173,712
CA, Inc.(b)	30,578	1,017,636
Electronic Arts, Inc.(a)(b)	10,055	1,056,378
Facebook, Inc., Class A(a)(b)	5,939	1,047,996
FLIR Systems, Inc.(b)	21,923	1,022,050
Total Information Technology		5,317,772

Real Estate (1.66%)
Public Storage - REIT(b)	4,866	1,016,994
Total Real Estate		1,016,994

Telecommunication Services (1.74%)
AT&T, Inc.(b)	27,416	1,065,934
Total Telecommunication Services		1,065,934

Utilities (13.91%)
Alliant Energy Corp.(b)	22,812	972,019
Ameren Corp.(b)	16,091	949,208
American Electric Power Co., Inc.(b)	13,186	970,094
Consolidated Edison, Inc.(b)	11,523	978,879
FirstEnergy Corp.(b)	31,094	952,098
PG&E Corp.(b)	18,878	846,301
Public Service Enterprise Group, Inc.(b)	19,443	1,001,314
SCANA Corp.(b)	23,311	927,312
Sempra Energy(b)	8,467	905,292
Total Utilities		8,502,517

TOTAL COMMON STOCKS
(Cost $72,340,025)		76,780,072

TOTAL INVESTMENTS (125.59%)
(Cost $72,340,025)		$76,780,072

SECURITIES SOLD SHORT (-89.54%)
(Proceeds $52,866,910)		$(54,739,223)

Other Assets In Excess Of Liabilities (63.95%)		39,094,497	(c)
NET ASSETS (100.00%)		$61,135,346

		Value
	Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-89.54%)
Consumer Discretionary (-5.35%)
Advance Auto Parts, Inc.	(3,541)	$(353,002)
Charter Communications, Inc., Class A	(1,101)	(369,892)
Comcast Corp., Class A	(9,300)	(372,465)
Mattel, Inc.	(21,849)	(336,038)
Newell Brands, Inc.	(11,670)	(360,603)
PulteGroup, Inc.	(10,730)	(356,773)
PVH Corp.	(2,701)	(370,604)
Under Armour, Inc., Class A	(27,445)	(396,031)
Yum! Brands, Inc.	(4,383)	(357,697)
Total Consumer Discretionary		(3,273,105)

Consumer Staples (-4.40%)
Brown-Forman Corp., Class B	(5,975)	(410,303)
Coty, Inc., Class A	(21,106)	(419,798)
JM Smucker Co.	(3,123)	(388,002)
Kraft Heinz Co.	(4,526)	(351,942)
Kroger Co.	(13,725)	(376,751)
Molson Coors Brewing Co., Class B	(4,598)	(377,358)
Mondelez International, Inc., Class A	(8,572)	(366,882)
Total Consumer Staples		(2,691,036)

Energy (-11.11%)
Apache Corp.	(8,267)	(349,033)
Cabot Oil & Gas Corp.	(12,625)	(361,075)
Chevron Corp.	(3,020)	(378,074)
Concho Resources, Inc.	(2,610)	(392,074)
ConocoPhillips	(7,054)	(387,194)
EOG Resources, Inc.	(3,599)	(388,368)
EQT Corp.	(6,137)	(349,318)
Exxon Mobil Corp.	(4,388)	(367,012)
Halliburton Co.	(8,173)	(399,415)
Kinder Morgan, Inc.	(21,130)	(381,819)
National Oilwell Varco, Inc.	(10,633)	(383,001)
Noble Energy, Inc.	(13,389)	(390,155)
Occidental Petroleum Corp.	(5,203)	(383,253)
ONEOK, Inc.	(7,009)	(374,631)
Pioneer Natural Resources Co.	(2,326)	(402,049)
Range Resources Corp.	(19,677)	(335,690)
Schlumberger, Ltd.	(5,600)	(377,384)
Technipfmc PLC	(12,490)	(391,062)
Total Energy		(6,790,607)

Financials (-8.86%)
American International Group, Inc.	(6,175)	(367,906)
Assurant, Inc.	(3,696)	(372,705)
BB&T Corp.	(7,265)	(361,216)
CBOE Holdings, Inc.	(3,009)	(374,891)
Chubb, Ltd.	(2,432)	(355,388)
Cincinnati Financial Corp.	(4,851)	(363,679)
CME Group, Inc.	(2,437)	(355,924)
Hartford Financial Services Group, Inc.	(6,438)	(362,331)
Loews Corp.	(7,259)	(363,168)
M&T Bank Corp.	(2,116)	(361,815)
Nasdaq, Inc.	(4,677)	(359,334)
Northern Trust Corp.	(3,723)	(371,890)
People's United Financial, Inc.	(19,097)	(357,114)
Willis Towers Watson PLC	(2,316)	(348,998)

		Value
	Shares	(Note 2)
Financials (continued)
XL Group, Ltd.	(9,598)	$(337,466)
Total Financials		(5,413,825)

Health Care (-15.83%)
Abbott Laboratories	(6,638)	(378,831)
Aetna, Inc.	(2,033)	(366,733)
Agilent Technologies, Inc.	(5,490)	(367,665)
Allergan PLC	(2,188)	(357,913)
AmerisourceBergen Corp.	(4,198)	(385,460)
Baxter International, Inc.	(5,697)	(368,254)
Becton Dickinson & Co.	(2,217)	(474,569)
Boston Scientific Corp.	(14,482)	(359,009)
Bristol-Myers Squibb Co.	(5,835)	(357,569)
Eli Lilly & Co.	(4,296)	(362,840)
Hologic, Inc.	(8,801)	(376,243)
IDEXX Laboratories, Inc.	(2,322)	(363,114)
Illumina, Inc.	(1,681)	(367,282)
Incyte Corp.	(3,840)	(363,686)
Intuitive Surgical, Inc.	(944)	(344,503)
Iqvia Holdings, Inc.	(3,610)	(353,419)
Medtronic PLC	(4,584)	(370,158)
Merck & Co., Inc.	(6,527)	(367,274)
PerkinElmer, Inc.	(5,205)	(380,590)
Perrigo Co. PLC	(4,225)	(368,251)
Pfizer, Inc.	(10,144)	(367,416)
ResMed, Inc.	(4,366)	(369,757)
Stryker Corp.	(2,387)	(369,603)
Thermo Fisher Scientific, Inc.	(2,005)	(380,709)
Zimmer Biomet Holdings, Inc.	(3,183)	(384,093)
Zoetis, Inc.	(5,146)	(370,718)
Total Health Care		(9,675,659)

Industrials (-4.23%)
CH Robinson Worldwide, Inc.	(4,213)	(375,336)
Deere & Co.	(2,432)	(380,632)
General Electric Co.	(20,559)	(358,755)
IHS Markit, Ltd.	(8,197)	(370,095)
Kansas City Southern	(3,236)	(340,492)
Quanta Services, Inc.	(9,531)	(372,757)
United Technologies Corp.	(3,044)	(388,323)
Total Industrials		(2,586,390)

Information Technology (-7.84%)
Activision Blizzard, Inc.	(6,253)	(395,940)
Automatic Data Processing, Inc.	(3,192)	(374,070)
Broadcom, Ltd.	(1,394)	(358,119)
DXC Technology Co.	(3,940)	(373,906)
Fidelity National Information Services, Inc.	(3,920)	(368,833)
Gartner, Inc.	(3,047)	(375,238)
Global Payments, Inc.	(3,837)	(384,621)
Harris Corp.	(2,586)	(366,307)
Motorola Solutions, Inc.	(3,929)	(354,946)
NVIDIA Corp.	(1,931)	(373,648)
Qorvo, Inc.	(5,033)	(335,198)
Symantec Corp.	(13,276)	(372,524)
Xerox Corp.	(12,334)	(359,536)
Total Information Technology		(4,792,886)

Materials (-3.64%)
DowDuPont, Inc.	(5,079)	(361,726)

		Value
	Shares	(Note 2)
Materials (continued)
Ecolab, Inc.	(2,686)	$(360,408)
International Flavors & Fragrances, Inc.	(2,380)	(363,212)
Martin Marietta Materials, Inc.	(1,760)	(389,030)
Newmont Mining Corp.	(9,976)	(374,300)
Vulcan Materials Co.	(2,936)	(376,894)
Total Materials		(2,225,570)

Real Estate (-17.32%)
Alexandria Real Estate Equities, Inc. - REIT	(2,834)	(370,092)
American Tower Corp. - REIT	(2,626)	(374,651)
Apartment Investment & Management Co., Class A - REIT	(8,372)	(365,940)
AvalonBay Communities, Inc. - REIT	(2,031)	(362,351)
Boston Properties, Inc. - REIT	(2,895)	(376,437)
Crown Castle International Corp. - REIT	(3,344)	(371,218)
Digital Realty Trust, Inc. - REIT	(3,256)	(370,858)
Duke Realty Corp. - REIT	(13,105)	(356,587)
Equinix, Inc. - REIT	(819)	(371,187)
Equity Residential - REIT	(5,553)	(354,115)
Essex Property Trust, Inc. - REIT	(1,497)	(361,331)
Extra Space Storage, Inc. - REIT	(4,328)	(378,484)
Federal Realty Investment Trust - REIT	(2,751)	(365,360)
GGP, Inc. - REIT	(15,608)	(365,071)
HCP, Inc. - REIT	(13,875)	(361,860)
Iron Mountain, Inc. - REIT	(9,047)	(341,343)
Kimco Realty Corp. - REIT	(19,337)	(350,967)
Macerich Co. - REIT	(5,634)	(370,041)
Mid-America Apartment Communities, Inc. - REIT	(3,608)	(362,821)
Prologis, Inc. - REIT	(5,571)	(359,385)
Realty Income Corp. - REIT	(6,610)	(376,902)
Regency Centers Corp. - REIT	(5,395)	(373,226)
SBA Communications Corp. - REIT	(2,254)	(368,214)
Simon Property Group, Inc. - REIT	(2,262)	(388,476)
SL Green Realty Corp. - REIT	(3,554)	(358,705)
UDR, Inc. - REIT	(9,381)	(361,356)
Ventas, Inc. - REIT	(5,850)	(351,059)
Vornado Realty Trust - REIT	(4,768)	(372,762)
Welltower, Inc. - REIT	(5,481)	(349,523)
Total Real Estate		(10,590,322)

Telecommunication Services (-1.30%)
CenturyLink, Inc.	(25,111)	(418,851)
Verizon Communications, Inc.	(7,107)	(376,174)
Total Telecommunication Services		(795,025)

Utilities (-9.66%)
American Water Works Co., Inc.	(4,047)	(370,260)
CenterPoint Energy, Inc.	(12,575)	(356,627)
CMS Energy Corp.	(7,405)	(350,256)
Dominion Energy, Inc.	(4,408)	(357,312)
DTE Energy Co.	(3,174)	(347,426)
Duke Energy Corp.	(4,151)	(349,141)
Edison International	(4,571)	(289,070)
Entergy Corp.	(4,326)	(352,093)
Eversource Energy	(5,595)	(353,492)
Exelon Corp.	(8,856)	(349,015)
NextEra Energy, Inc.	(2,361)	(368,765)
NiSource, Inc.	(13,534)	(347,418)
Pinnacle West Capital Corp.	(4,068)	(346,512)

		Value
	Shares	(Note 2)
Utilities (continued)
PPL Corp.	(10,241)	$(316,959)
Southern Co.	(7,253)	(348,797)
WEC Energy Group, Inc.	(5,353)	(355,600)
Xcel Energy, Inc.	(7,193)	(346,055)
Total Utilities		(5,904,798)

TOTAL COMMON STOCKS
(Proceeds $52,866,910)		(54,739,223)

TOTAL SECURITIES SOLD SHORT (-89.54%)
(Proceeds $52,866,910)		$(54,739,223)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2017, the aggregate market value of those securities was $37,441,856, which represents approximately 61.24% of the Fund's net assets.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets or liabilities are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open- end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$17,592,301	$–	$–	$17,592,301
Consumer Staples	20,701,493	–	–	20,701,493
Financials	2,048,320	–	–	2,048,320
Health Care	10,192,089	–	–	10,192,089
Industrials	10,342,652	–	–	10,342,652
Information Technology	5,317,772	–	–	5,317,772
Real Estate	1,016,994	–	–	1,016,994
Telecommunication Services	1,065,934	–	–	1,065,934
Utilities	8,502,517	–	–	8,502,517
Total	$76,780,072	$–	$–	$76,780,072

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Consumer Discretionary	$(3,273,105)	$–	$–	$(3,273,105)
Consumer Staples	(2,691,036)	–	–	(2,691,036)
Energy	(6,790,607)	–	–	(6,790,607)
Financials	(5,413,825)	–	–	(5,413,825)
Health Care	(9,675,659)	–	–	(9,675,659)
Industrials	(2,586,390)	–	–	(2,586,390)
Information Technology	(4,792,886)	–	–	(4,792,886)
Materials	(2,225,570)	–	–	(2,225,570)
Real Estate	(10,590,322)	–	–	(10,590,322)
Telecommunication Services	(795,025)	–	–	(795,025)
Utilities	(5,904,798)	–	–	(5,904,798)
Total	$(54,739,223)	$–	$–	$(54,739,223)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended December 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income or expense is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Fund sells securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. A realized loss, unlimited in size on a stand alone basis, will be recognized upon the close of a short sale. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2017, the Fund held securities sold short with a market value of $54,739,223.

Credit and Counterparty Risks: The Fund is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Fund may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Other than securities sold short, the Fund manages counterparty risk by entering into appropriate legally enforceable master netting agreements, or similar agreements which include provisions for offsetting positions, collateral, or both in the event of counterparty default or nonperformance.

DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2017 (UNAUDITED)

		Value
	Shares	(Note 2)
COMMON STOCKS (1.90%)
Metals & Mining (1.90%)
Specialty Steel Holdco, Inc.(a)(b)(c)(d)	1	$159,330

TOTAL COMMON STOCKS
(Cost $133,875)		159,330

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
BANK LOANS (40.49%)
Aerospace & Defense (0.11%)
Jazz Acquisition, Inc. - Term Loan (Second Lien)(e)	3M US L + 6.75%, 1.00% Floor	06/19/2022	$10,000	$9,459
Total Aerospace & Defense				9,459

Basic Materials (0.36%)
New Arclin U.S. Holding Corp. - Second Lien Term Loan	3M US L + 8.75%, 1.00% Floor	02/14/2025	30,000	30,413
Total Basic Materials				30,413

Communications (4.85%)
Getty Images, Inc. - Initial Term Loan	3M US L + 3.50%, 1.25% Floor	10/18/2019	148,514	135,758
MH Sub I LLC (Micro Holding Corp.) - Initial Term Loan (Second Lien)	3M US L + 7.50%, 1.00% Floor	09/15/2025	90,000	90,619
Ten-X LLC - Term Loan (Second Lien)(a)(c)(d)	1M US L + 8.00%, 1.00% Floor	09/29/2025	180,000	180,000
Total Communications				406,377

Consumer Discretionary (3.34%)
KUEHG Corp. (MergerSub, Inc.) - Tranche B Term Loan (Second Lien)(a)	3M US L + 8.25%, 1.00% Floor	08/22/2025	70,000	70,700
NVA Holdings, Inc. - Term Loan (Second Lien)	3M US L + 7.00%, 1.00% Floor	08/14/2022	110,000	110,871
Sportsnet(a)(c)(d)	10.250%	01/15/2025	100,000	98,500
Total Consumer Discretionary				280,071

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Consumer Staples (0.63%)
PFS Holdings Corporation - Term Loan (Second Lien)(d)	1M US L + 7.25%, 1.00% Floor	01/31/2022	$110,000	$52,616
Total Consumer Staples				52,616

Consumer, Cyclical (5.67%)
DexKo Global, Inc. - Term B Loan (Second Lien)(a)	3M US L + 8.25%, 1.00% Floor	07/24/2025	110,000	111,375
Genoa Healthcare - Initial Term Loan (Second Lien)(a)	1M US L + 8.00%, 1.00% Floor	10/28/2024	90,000	91,575
Parq Holdings, Ltd. - Closing Date Term Loan (First Lien)(a)	3M US L + 7.50%, 1.00% Floor	12/17/2020	159,916	160,915
Truck Hero, Inc. - Term Loan (Second Lien)(a)	3M US L + 8.25%, 1.00% Floor	04/21/2025	110,000	110,825
Total Consumer, Cyclical				474,690

Consumer, Non-cyclical (12.49%)
Aveanna Healthcare LLC (BCPE Eagle Buyer LLC) - Term Loan (Second Lien)	1M US L + 8.00%, 1.00% Floor	03/13/2025	120,000	119,700
Heartland Dental LLC - Term Loan (Second Lien)	2M US L + 8.50%, 1.00% Floor	07/31/2024	150,000	151,688
Lanai Holdings II, Inc. - Initial Term Loan (First Lien)(a)	3M US L + 4.75%, 1.00% Floor	08/29/2022	79,932	76,735
Lanai Holdings III, Inc. - Initial Term Loan (Second Lien)(a)(d)	3M US L + 8.50%, 1.00% Floor	08/28/2023	160,000	148,000
Opal Acquisition, Inc. - Term B Loan(e)	3M US L + 4.00%, 1.00% Floor	11/27/2020	99,714	93,773
Packaging Coordinators Midco, Inc. - Term Loan (Second Lien)(a)(c)	1M US L + 8.75%, 1.00% Floor	06/29/2024	140,000	140,000
Parfums Holding Company, Inc. -Term Loan (Second Lien)(a)	3M US L + 8.75%, 1.00% Floor	06/30/2025	90,000	90,225
U.S. Renal Care, Inc. - Term Loan (Second Lien)(a)	3M US L + 8.00%, 1.00% Floor	12/29/2023	230,000	226,549
Total Consumer, Non-cyclical				1,046,670

Financials (0.97%)
Focus Financial Partners, LLC - Term Loan (Second Lien)(a)	3M US L + 7.50%, 1.00% Floor	05/22/2025	80,000	81,100
Total Financials				81,100

Health Care (0.84%)
PharMerica Corp. - Term Loan (Second Lien)(e)	3M US L + 7.75%, 1.00% Floor	09/26/2025	70,000	70,700
Total Health Care				70,700

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Industrials (5.14%)
Berlin Packaging LLC - Initial Term Loan (Second Lien)	1M US L + 6.75%, 1.00% Floor	09/30/2022	$220,000	$222,614
Engineered Machinery Holdings, Inc. - Delayed Draw Term Loan (Second Lien)(f)	1M US L + 7.25%, 1.00% Floor	07/18/2025	7,447	7,493
Engineered Machinery Holdings, Inc. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	07/18/2025	62,553	62,944
Lully Finance S.A.R.L. (Lully Finance) - Initial Term B-1 Loan (Second Lien)(a)	1M US L + 8.50%, 1.00% Floor	10/16/2023	60,000	59,100
SRS Distribution, Inc. - Initial Term Loan (Second Lien)	1M US L + 8.75%, 1.00% Floor	02/24/2023	30,000	30,938
Utex Industries, Inc. - Initial Loan (Second Lien)	1M US L + 7.25%, 1.00% Floor	05/20/2022	50,000	47,500
Total Industrials				430,589

Materials (0.65%)
Miami Valley Steel Services, Inc. - Term Loan(a)(c)(d)	3M US L + 9.00%, 1.00% Floor	01/20/2023	13,000	13,000
Real Alloy Holding, Inc.(a)(c)(d)(f)	10.000%	05/17/2018	41,314	41,314
Total Materials				54,314

Technology (5.44%)
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (First Lien)	1M US L + 4.75%, 1.00% Floor	04/28/2021	166,856	161,106
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (Second Lien)	1M US L + 8.25%, 1.00% Floor	04/28/2022	119,990	107,041
Optiv, Inc. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	01/31/2025	40,000	36,050
Peak 10 Holding Corp. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	08/01/2025	110,000	110,963
TierPoint LLC - Initial Term Loan (Second Lien)	1M US L + 7.25%, 1.00% Floor	05/05/2025	40,000	40,225
Total Technology				455,385

TOTAL BANK LOANS
(Cost $3,362,745)				3,392,384

HIGH YIELD BONDS AND NOTES (52.77%)
Basic Materials (2.26%)
Hexion, Inc.	6.625%	04/15/2020	210,000	189,525
Total Basic Materials				189,525

Communications (4.30%)
CenturyLink, Inc., Series G	6.875%	01/15/2028	230,000	209,300
Urban One, Inc.(g)	9.250%	02/15/2020	160,000	151,200
Total Communications				360,500

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Consumer, Cyclical (4.13%)
American Tire Distributors, Inc.(g)	10.250%	03/01/2022	$260,000	$269,100
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(g)	10.250%	11/15/2022	70,000	76,650
Total Consumer, Cyclical				345,750

Consumer, Non-cyclical (12.53%)
Envision Healthcare Corp.(g)	6.250%	12/01/2024	160,000	165,600
Opal Acquisition, Inc., Series AI(d)	7.500%	07/01/2024	64,000	62,400
Opal Acquisition, Inc., Series AI	10.000%	10/01/2024	166,000	149,192
Surgery Center Holdings, Inc.(g)	8.875%	04/15/2021	200,000	208,000
Tenet Healthcare Corp.	6.750%	06/15/2023	270,000	262,912
Vizient, Inc.(g)	10.375%	03/01/2024	180,000	202,950
Total Consumer, Non-cyclical				1,051,054

Diversified (1.80%)
HRG Group, Inc.	7.750%	01/15/2022	145,000	150,800
Total Diversified				150,800

Energy (7.83%)
Foresight Energy LLC / Foresight Energy(g)	11.500%	04/01/2023	320,000	263,200
Forum Energy Technologies, Inc., Series WI	6.250%	10/01/2021	120,000	120,900
Resolute Energy Corp.	8.500%	05/01/2020	80,000	81,800
SESI LLC	7.125%	12/15/2021	185,000	189,856
Total Energy				655,756

Financials (4.89%)
Alliant Holdings Intermediate LLC(g)	8.250%	08/01/2023	200,000	210,500
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(g)	7.125%	12/15/2024	80,000	73,200
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	8.250%	10/15/2023	130,000	125,775
Total Financials				409,475

Industrials (9.57%)
Apex Tool Group LLC(g)	7.000%	02/01/2021	130,000	125,775
GrafTech International, Ltd.	6.375%	11/15/2020	30,000	30,075
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.(g)	8.625%	06/01/2021	190,000	193,800
Real Alloy Holding, Inc.(g)(h)	10.000%	01/15/2019	175,000	126,875
TransDigm, Inc.	6.375%	06/15/2026	210,000	213,413
Xerium Technologies, Inc.	9.500%	08/15/2021	110,000	111,650
Total Industrials				801,588

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Materials (1.24%)
Material Sciences Corp.(a)(c)(d)(i)	Cash 9.000% + PIK 5.00%	06/22/2022	$103,954	$103,954
Total Materials				103,954

Metals & Mining (2.51%)
Specialty Steel Holdco, Inc.(a)(c)(d)	11.620%	11/15/2022	210,000	210,000
Total Metals & Mining				210,000

Utilities (1.71%)
Calpine Corp.	5.750%	01/15/2025	150,000	143,063
Total Utilities				143,063

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $4,381,802)				4,421,465

		Value
	Shares	(Note 2)
WARRANT (0.15%)
Materials (0.15%)
Material Sciences Corp., Strike Price: $0.01, Expires 12/22/2036(a)(b)(c)(d)	5,549	12,818

TOTAL WARRANT
(Cost $9,863)		12,818

TOTAL INVESTMENTS (95.31%)
(Cost $7,888,285)		$7,985,997

Other Assets In Excess Of Liabilities (4.69%)		392,703

NET ASSETS (100.00%)		$8,378,700

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 for additional information.
(b)	Non-income producing security.
(c)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(d)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of December 31, 2017, the market value of illiquid securities was $1,081,932, representing 12.91% of the Fund's net assets.
(e)	All or a portion of this position has not settled as of December 31, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(f)

A portion of this position was not funded as of December 31, 2017. The Fund had approximately $9,454 in unfunded commitments pursuant to a separate Delayed Draw Term Loan and Debtor in Possession facilities. The Portfolio of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of securities restricted under Rule 144A was $2,066,850, representing 24.67% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.
(h)	Security is in default as of period end.
(i)	Payment in-kind.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

LIBOR Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

2M US L - 2 Month LIBOR as of December 31, 2017 was 1.62%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

Notes to Quarterly Portfolio of Investments

December 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Metals & Mining	$–	$–	$159,330	$159,330
Bank Loans
Aerospace & Defense	–	9,459	–	9,459
Basic Materials	–	30,413	–	30,413
Communications	–	226,377	180,000	406,377
Consumer Discretionary	–	110,871	169,200	280,071
Consumer Staples	–	52,616	–	52,616
Consumer, Cyclical	–	–	474,690	474,690
Consumer, Non-cyclical	–	365,161	681,509	1,046,670
Financials	–	–	81,100	81,100
Health Care	–	70,700	–	70,700
Industrials	–	371,489	59,100	430,589
Materials	–	–	54,314	54,314
Technology	–	455,385	–	455,385
High Yield Bonds And Notes
Basic Materials	–	189,525	–	189,525
Communications	–	360,500	–	360,500
Consumer, Cyclical	–	345,750	–	345,750
Consumer, Non-cyclical	–	1,051,054	–	1,051,054
Diversified	–	150,800	–	150,800
Energy	–	655,756	–	655,756
Financials	–	409,475	–	409,475
Industrials	–	801,588	–	801,588
Materials	–	–	103,954	103,954
Metals & Mining	–	–	210,000	210,000
Utilities	–	143,063	–	143,063
Warrant
Materials	–	–	12,818	12,818
TOTAL	$–	$5,799,982	$2,186,015	$7,985,997

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stock	Bank Loans	High Yield Bonds	Warrant	Total
Balance as of September 30, 2017	$-	$1,543,825	$243,155	$7,436	$1,794,416
Accrued discount/ premium	-	461	323	-	$784
Return of Capital	-	-	-	-	$-
Realized Gain/(Loss)	-	1,251	(1,655)	-	$(404)
Change in Unrealized Appreciation/(Depreciation)	25,455	5,943	(9,791)	5,382	$26,989
Purchases	133,875	169,514	215,797	-	$519,186
Sales Proceeds	-	(442,890)	(133,875)	-	$(576,765)
Transfer into of Level 3	-	541,509	-	-	$541,509
Transfer out of Level 3	-	(119,700)	-	-	$(119,700)
Balance as of December 31, 2017	$159,330	$1,699,913	$313,954	$12,818	$2,186,015

Information about Level 3 measurements as of December 31, 2017:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$159,330	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, EBITDA Multiple	18.4%, 9.9x
Bank Loans	$1,227,099	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$374,314	Market Analysis	Market Data of Similar Companies	N/A
Bank Loans	$98,500	Recent Financings	Transaction Price	N/A
High Yield Bonds	$313,954	Market Analysis	Market Data of Similar Companies	N/A
Warrant	$12,818	Transaction Analysis	Intrinsic Value, Discount Rate	N/A

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Intrinsic Value	Increase	Decrease

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund invests in loan assignments. The Fund considers loan assignments to be investments in debt instruments. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of December 31, 2017, the Fund held $3,392,384, or 40.49% of the Fund’s net assets, in loan assignments.

Restricted securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

The below securities are restricted from resale as of December 31, 2017:

Asset Class	Security Description	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Bank Loan	Sportsnet	12/27/2017	$100,000	$98,502	$98,500
Bank Loan	Real Alloy Holding, Inc.	11/21/2017	$41,314	$41,314	$41,314
High Yield Bond	Material Sciences Corp.	12/22/2016	$103,954	$95,323	$103,954
Warrant	Material Sciences Corp.,	12/22/2016	5,549	$9,863	$12,818

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets that such securities represent of the Fund, have been identified in the Schedule of Investments.

INSIGNIA MACRO FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2017 (UNAUDITED)

	Principal	Value
	Amount	(Note 2)
ASSET-BACKED SECURITIES (21.44%)
Automobile (10.80%)
Ally Master Owner Trust
Series 2015-3, 1.630% 05/15/2018	$155,000	$154,901
CarMax Auto Owner Trust
Series 2016-2, 1.520% 10/15/2019	400,000	398,407
Series 2015-4, 1.560% 05/15/2019	76,656	76,441
Series 2014-1, 1.930% 11/15/2019	220,000	219,969
Ford Credit Auto Owner Trust
Series 2014-A, 1.900% 09/15/2019	445,000	445,117
Honda Auto Receivables Trust
Series 2015-1, 1.050% 10/15/2018	48,892	48,874
Series 2016-4, 1.210% 12/18/2019	400,000	396,062
Series 2016-1, 1.220% 01/18/2019	151,682	151,131
Hyundai Auto Receivables Trust
Series 2015-B A3, 1.120% 11/15/2019	246,804	246,174
Series 2017-B, 1.570% 08/17/2020	75,000	74,793
Nissan Auto Receivables Owner Trust
Series 2015-A, 1.050% 10/15/2019	176,112	175,771
Series 2016-C, 1.180% 11/15/2019	325,000	321,726
Series 2016-A, 1.340% 10/15/2020	145,000	144,354
Toyota Auto Receivables Owner Trust
Series 2016-C, 1.000% 01/15/2018	58,477	58,439
Series 2016-D, 1.230% 10/15/2020	460,000	456,081
Total Automobile		3,368,240

Credit Card (10.64%)
American Express Credit Account Master Trust
Series 2014-1, 1M US L + 0.37% 05/15/2019(a)	510,000	511,998
Bank of America Credit Card Trust
Series 2015-A2, 1.360% 04/16/2018	150,000	149,842
Series 2014-A1, 1M US L + 0.38% 01/15/2019(a)	360,000	361,065
Capital One Multi-Asset Execution Trust
Series 2016-A3, 1.340% 06/17/2019	330,000	326,709
Series 2016-A2, 1M US L + 0.63% 04/15/2021(a)	215,000	217,928
Chase Issuance Trust
Series 2016-A2, 1.370% 06/17/2019	520,000	515,104
Citibank Credit Card Issuance Trust
Series 2014-A8, 1.730% 04/09/2018	300,000	300,009
Series 2017-A2, 1.740% 01/17/2019	200,000	199,575
Discover Card Execution Note Trust
Series 2015-A3, 1.450% 09/17/2018	215,000	214,346
Series 2013-A1, 1M US L + 0.30% 02/15/2018(a)	325,000	325,113
Synchrony Credit Card Master Note Trust
Series 2015-2, 1.600% 04/16/2018	200,000	199,882
Total Credit Card		3,321,571

TOTAL ASSET-BACKED SECURITIES
(Cost $6,702,113)		6,689,811

CORPORATE BONDS (47.16%)
Communications (6.68%)
AT&T, Inc., Sr. Unsec. Notes
3M US L + 0.89% 02/14/2023(a)	190,000	191,618
3M US L + 0.93% 06/30/2020(a)	455,000	460,596

	Principal	Value
	Amount	(Note 2)
Communications (continued)
Cisco Systems, Inc., Sr. Unsec. Notes
2.125%03/01/2019	$270,000	$270,330
eBay, Inc., Sr. Unsec. Notes
2.500%03/09/2018	390,000	390,381
Time Warner Cable LLC, Sr. Sec. Notes
6.750%07/01/2018	365,000	373,124
Vodafone Group PLC, Sr. Unsec. Notes
1.500%02/19/2018	400,000	399,714
Total Communications		2,085,763

Consumer, Cyclical (4.82%)
CVS Health Corp., Sr. Unsec. Notes
1.900%07/20/2018	390,000	389,934
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
2.240%06/15/2018	370,000	370,390
General Motors Co., Sr. Unsec. Notes
3.500%10/02/2018	250,000	252,646
Mattel, Inc., Sr. Unsec. Notes
2.350%05/06/2019	130,000	129,009
Toyota Motor Credit Corp., Sr. Unsec. Notes
2.125%07/18/2019	363,000	363,058
Total Consumer, Cyclical		1,505,037

Consumer, Non-cyclical (6.02%)
Abbott Laboratories, Sr. Unsec. Notes
2.350%11/22/2019	362,000	362,204
AbbVie, Inc., Sr. Unsec. Notes
1.800%05/14/2018	395,000	394,842
Actavis Funding SCS, Sr. Unsec. Notes
3M US L + 1.225% 03/12/2020(a)	395,000	400,845
Gilead Sciences, Inc., Sr. Unsec. Notes
1.850%09/20/2019	185,000	184,258
Kroger Co., Sr. Unsec. Notes
2.000%01/15/2019	250,000	249,599
Tyson Foods, Inc., Sr. Unsec. Notes
3M US L + 0.55% 06/02/2020(a)	285,000	286,662
Total Consumer, Non-cyclical		1,878,410

Energy (2.49%)
BP Capital Markets PLC, Sr. Sec. Notes
1.375%05/10/2018	245,000	244,638
Enbridge Energy Partners, Sr. Unsec. Notes
Series B, 6.500% 04/15/2018	190,000	192,531
Energy Transfer LP, Sr. Unsec. Notes
2.500%06/15/2018	340,000	340,544
Total Energy		777,713

Financial (22.53%)
Air Lease Corp., Sr. Unsec. Notes
2.125%01/15/2018	265,000	264,985
American Express Co., Sr. Unsec. Notes
7.000%03/19/2018	350,000	353,767

	Principal	Value
	Amount	(Note 2)
Financial (continued)
Bank of America Corp., Sr. Unsec. Notes
Series L, 2.650% 04/01/2019	$385,000	$387,227
5.650%05/01/2018	195,000	197,336
Bank Of New York Mellon, Sr. Unsec. Notes
Series G, 2.200% 05/15/2019	195,000	195,281
Barclays Bank PLC, Sr. Unsec. Notes
Series GMTN, 3M US L + 0.55% 08/07/2019(a)	180,000	180,645
BB&T Corp., Sr. Unsec. Notes
Series C, 2.250% 02/01/2019	175,000	175,316
BNP Paribas SA, Sr. Sec. Notes
2.400%12/12/2018	155,000	155,458
Branch Banking & Trust Co., Sr. Unsec. Notes
3M US L + 0.45% 01/15/2020(a)	250,000	251,105
Citigroup, Inc., Sr. Unsec. Notes
2.500%09/26/2018	60,000	60,183
ERP Operating LP, Sr. Unsec. Notes
2.375%07/01/2019	350,000	350,922
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 3M US L + 1.77% 02/25/2021(a)	645,000	667,899
International Lease Finance Corp., Sr. Unsec. Notes
3.875%04/15/2018	300,000	301,395
Jefferies Group LLC, Sr. Unsec. Notes
5.125%04/13/2018	302,000	304,497
JPMorgan Chase & Co., Sr. Unsec. Notes
3M US L + 1.48% 03/01/2021(a)	455,000	469,372
Realty Income Corp., Sr. Unsec. Notes
2.000%01/31/2018	410,000	409,971
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 1.800% 07/30/2018	310,000	309,646
Sumitomo Mitsui Financial Group, Inc., Sr. Unsec. Notes
3M US L + 1.68% 03/09/2021(a)	285,000	294,863
Toronto-Dominion Bank, Sr. Unsec. Notes
3M US L + 0.15% 10/24/2019(a)	245,000	245,105
US Bancorp, Sr. Unsec. Notes
3M US L + 0.64% 01/24/2022(a)	525,000	529,693
Ventas Realty LP / Ventas Capital Corp., Sr. Unsec. Notes
2.000%02/15/2018	410,000	409,989
Wells Fargo & Co., Sr. Unsec. Notes
2.125%04/22/2019	270,000	269,987
Westpac Banking Corp., Sr. Unsec. Notes
2.250%07/30/2018	245,000	245,516
Total Financial		7,030,158

Industrial (2.94%)
Roper Technologies, Inc., Sr. Unsec. Notes
2.050%10/01/2018	295,000	295,009
United Technologies Corp., Sr. Unsec. Notes
3M US L + 0.35% 11/01/2019(a)	410,000	411,120

	Principal	Value
	Amount	(Note 2)
Industrial (continued)
Vulcan Materials Co., Sr. Unsec. Notes
3M US L + 0.60% 06/15/2020(a)	$210,000	$210,224
Total Industrial		916,353

Technology (1.30%)
Apple, Inc., Sr. Unsec. Notes
3M US L + 0.50% 02/09/2022(a)	400,000	405,744

Utilities (0.38%)
PG&E Corp., Sr. Unsec. Notes
2.400%03/01/2019	120,000	120,095

TOTAL CORPORATE BONDS
(Cost $14,692,439)		14,719,273

GOVERNMENT BONDS (0.98%)
Export-Import Bank of Korea, Sr. Unsec. Notes
1.750%02/27/2018	305,000	304,815

TOTAL GOVERNMENT BONDS
(Cost $305,021)		304,815

MORTGAGE-BACKED SECURITIES (6.90%)
Commercial (2.95%)
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2047	679	678
COMM Mortgage Trust
Series 2013-CR6, 2.122% 02/10/2018	34,091	34,073
Series 2013-LC13, 3.009% 10/10/2018	200,000	201,058
WFRBS Commercial Mortgage Trust
Series 2014-C22, 1.479% 07/15/2019	304,427	302,987
Series 2013-C13, 1.964% 04/15/2018	381,779	381,498
Total Commercial		920,294

U.S. Government Agency (3.95%)
Fannie Mae Connecticut Avenue Securities
Series 2017-C05, 1M US L + 0.55% 01/25/2030(a)	316,247	316,683
Series 2014-C02, 1M US L + 0.95% 05/25/2024(a)	139,621	140,123
Series 2017-C03, 1M US L + 0.95% 10/25/2029(a)	422,990	426,424
Series 2016-C06, 1M US L + 1.30% 04/25/2029(a)	344,845	348,857
Total U.S. Government Agency		1,232,087

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,148,641)		2,152,381

U.S. TREASURY NOTES & BONDS (1.02%)
U.S. Treasury Note
1.375%09/30/2018	320,000	319,193

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $319,276)		319,193

TOTAL INVESTMENTS (77.50%)
(Cost $24,167,490)	$24,185,473

Other Assets In Excess Of Liabilities (22.50%)	7,021,811	(b)

NET ASSETS (100.00%)	$31,207,284

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(b)	Includes cash which is being held as collateral for swap contracts.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee paid to Deutsche Bank in exchange for the return on the custom basket. (Notional Value $25,500,554) (Value $23,758,541)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
H2O Asset Management	24.16%	Discretionary Macro | Fundamental
QMS Capital Management	19.22%	Quantitative | Fundamental & Technical Models
Quantitative Investment Management	16.91%	Fundamental & Technical Models
Abraham Trading Company	13.45%	Quantitative | Technical Models
Millburn Ridgefield Corporation	12.76%	Quantitative | Technical Models

Custom Index Exposure by Type

	Number of Contracts	Notional Amount	Percentage Value	Expiration Date
Agricultural Futures
Short
Soybeans Future	23.81	$1,143,159	0.08%	3/14/2018
	23.81	1,143,159	0.08%

Bond Futures
Long
10 year Italian Bond Future	31.27	4,255,684	0.29%	3/8/2018
10 year US Treasury Notes Future	45.23	5,607,512	0.38%	3/20/2018
30 year US Treasury Bonds Future	21.82	3,334,786	0.23%	3/20/2018
Euro-BUND Future	10.51	1,698,909	0.12%	3/8/2018
Long Gilt Future	16.94	2,119,767	0.14%	3/27/2018
	125.76	17,016,657	1.16%

Short
10 year Australian Treasury Bond Future	6.65	6,585,975	0.45%	3/15/2018
10 year Canadian Govt Bond Future	23.72	3,199,306	0.22%	3/20/2018
10 year Japanese Goverment Bond Future	3.70	558,348,511	38.07%	3/13/2018
2 year Euro-Schatz Future	116.07	12,996,647	0.89%	3/8/2018
2 year US Treasury Notes Future	113.30	24,257,113	1.65%	3/29/2018
3 year Australian Treasury Bond Future	54.19	16,327,127	1.11%	3/15/2018
5 year US Treasury Notes Future	211.22	24,529,114	1.67%	3/29/2018
Euro-BOBL Future	59.54	7,837,228	0.53%	3/8/2018
	588.39	654,081,020	44.60%

Energy Futures
Long
Brent Crude Monthly Future	61.14	4,036,899	0.28%	2/28/2018
Gasoil Monthly Future	24.89	1,502,383	0.10%	2/12/2018
Gasoline RBOB Future	16.45	1,251,154	0.09%	2/28/2018
Light Sweet Crude Oil (WTI) Future	105.76	6,357,899	0.43%	2/20/2018
NY Harbour ULSD Future	13.43	1,152,789	0.08%	2/28/2018
	221.68	14,301,124	0.98%

Short
Brent Crude Monthly Future	47.91	3,183,630	0.22%	1/31/2018
Gasoline RBOB Future	12.08	909,396	0.06%	1/31/2018
Light Sweet Crude Oil (WTI) Future	111.53	6,700,200	0.46%	1/22/2018
	171.52	10,793,226	0.74%

Equity Futures
Long
DAX Index Future	3.43	1,100,410	0.08%	3/16/2018
DJ EURO STOXX Banks Future	189.63	1,232,595	0.08%	3/16/2018
E-mini Dow	13.73	1,700,970	0.12%	3/16/2018
Hang Seng Index	6.57	9,847,124	0.67%	1/30/2018
Nikkei 225 (JPY) Future	2.94	33,442,495	2.28%	3/8/2018
Nikkei 225 Future	5.71	129,809,008	8.85%	3/8/2018
Nikkei 225 Mini (JPY) Future	6.38	14,509,815	0.99%	3/8/2018
OMXS30	25.41	3,996,596	0.27%	1/19/2018
OSE JPX-Nikkei Index 400 Future	12.90	20,767,912	1.42%	3/8/2018
S&P Canada 60 Index Future	6.35	1,213,273	0.08%	3/15/2018
SPI 200 Index	6.73	1,012,182	0.07%	3/15/2018
TOPIX Future	17.75	322,933,363	22.02%	3/8/2018
	297.53	541,565,742	36.93%

Short
E-Mini S&P 500	32.62	4,378,889	0.30%	3/16/2018
FTSE 100 Index Future	24.62	1,883,244	0.13%	3/16/2018
Nikkei 225 Index	1.02	11,588,318	0.79%	3/8/2018
	58.26	17,850,451	1.22%

FX Futures
Long
EUR/CHF	8.49	1,241,404	0.08%	3/19/2018
EUR/JPY	6.18	104,501,045	7.13%	3/19/2018
EUR/USD	9.39	1,416,066	0.10%	3/19/2018
	24.06	107,158,515	7.31%

Interest Rate Futures
Long
3 month Euro (EURIBOR)	6.35	1,592,111	0.11%	12/17/2018
Three Month Euroyen Future	0.37	9,335,461	0.64%	6/18/2018
	6.73	10,927,572	0.75%

Short
3 month Sterling	7.10	880,612	0.06%	12/19/2018
3 month Sterling	81.84	10,156,346	0.69%	9/19/2018
90 Day Bank Accepted Bill Future	9.19	2,204,701	0.15%	6/7/2018
Eurodollar	14.67	3,597,581	0.25%	6/18/2018
Eurodollar	54.93	13,438,846	0.92%	12/17/2018
Eurodollar	120.33	29,467,555	2.01%	9/17/2018
Three Month Canadian Bankers Acceptance Future	11.21	2,754,814	0.19%	3/19/2018
Three Month Canadian Bankers Acceptance Future	21.30	5,222,697	0.36%	6/18/2018
	320.58	67,723,151	4.62%

Unrealized
Depreciation
$(1,742,013)

Total return swap with Societe Generale Newedge UK Limited. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Societe Generale Newedge UK Limited. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee paid to Societe Generale Newedge UK Limited in exchange for the return on the custom basket. (Notional Value $5,112,193) (Value $4,357,653)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
Willowbridge Associates	13.50%	Discretionary Macro | Fundamental

Custom Index Exposure by Type

	Number of Contracts	Notional Amount	Percentage Value	Expiration Date Range

Base Metals
Long
Aluminum LME	8.00	$437,328	11.52%	18-Feb
Nickel LME	1.00	71,610	1.89%	18-Mar
	9.00	508,938	13.41%

Short
Aluminum LME	8.00	419,523	11.05%	18-Feb
	8.00	419,523	11.05%

Energies
Long
Crude Oil	18.00	1,800	0.05%	Dec-18
	18.00	1,800	0.05%

INTEREST RATES LONG TERM
Long
Euro Bond	19.00	18,700	0.49%	18-Feb
	19.00	18,700	0.49%

Short
Euro Bond	19.00	16,330	0.43%	18-Feb
	19.00	16,330	0.43%

INTEREST RATES MEDIUM TERM
Short
ERX BOBL	49.00	10,780	0.28%	18-Feb
	49.00	10,780	0.28%

PRECIOUS METALS
Long
Silver CMX	1.00	82,050	2.16%	18-Mar
	1.00	82,050	2.16%

STOCK INDICES
Short
EURO_STOXX50	19.00	670,880	17.67%	18-Mar
	19.00	670,880	17.67%

US MAJOR CROSS
Long
British Pound CME	4.00	336,925	8.88%	18-Mar
Canadian Dollar CME	2.00	159,149	4.19%	18-Mar
EUR/USD CME	6.00	901,874	23.76%	18-Mar
Japanese Yen CME	6.00	668,882	17.62%	18-Mar
	18.00	2,066,829	54.45%

Total	160.00	3,795,830	100.00%

Unrealized Depreciation
$(754,540)

Total Net Unrealized Depreciation on Swap Contracts
$(2,496,553)

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the Consolidated Portfolio of Investments of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation basis. As of December 31, 2017, net assets of the Fund were $31,207,284, of which $7,003,627, or 22.44%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the CFTC. In addition, the Sub-Adviser is a "commodity trading adviser" registered and regulated by the CFTC.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its consolidated financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities. Total return swap contracts are stated at fair value daily based on the underlying futures, foreign currency and options contracts constituting the contracts' stated index, taking into account fees and expenses associated with the swap agreement.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$6,689,811	$–	$6,689,811
Corporate Bonds
Communications	–	2,085,763	–	2,085,763
Consumer, Cyclical	–	1,505,037	–	1,505,037
Consumer, Non-cyclical	–	1,878,410	–	1,878,410
Energy	–	777,713	–	777,713
Financial	–	7,030,158	–	7,030,158
Industrial	–	916,353	–	916,353
Technology	–	405,744	–	405,744
Utilities	–	120,095	–	120,095
Government Bonds	–	304,815	–	304,815
Mortgage-Backed Securities	–	2,152,381	–	2,152,381
U.S. Treasury Notes & Bonds	–	319,193	–	319,193
TOTAL	$–	$24,185,473	$–	$24,185,473

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets:
Total Return Swap Contracts	$–	$28,007,624	$–	$28,007,624
Liabilities:
Total Return Swap Contracts	$–	$(30,504,178)	$–	$(30,504,178)
Total	$–	$(2,496,554)	$–	$(2,496,554)

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying portfolios of futures, forward currency and options contracts (considered the "index" within each total return swap contract) between counterparties. The "notional amount" of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures, forward currency and options contracts is traded. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Cash settlement transfers are recorded as prepaid swap premiums and are recognized as realized gains and losses at the termination of the swap. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts. A corresponding asset or liability for "advance receipt on swap contracts" or "advance payment on swap contracts", respectively, is recorded for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Fund's consolidated portfolio of investments.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2017 are disclosed in the Consolidated Portfolio of Investments.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 1, 2018

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	March 1, 2018